Madison Covered Call ETF
Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 91.5%	Shares	Value
Communications - 6.9%
Alphabet, Inc. - Class C (a)	5,800	$906,134
Comcast Corp. - Class A (a)	44,800	1,653,120
T-Mobile US, Inc. (a)	2,800	746,788
		3,306,042

Consumer Discretionary - 10.5%
Amazon.com, Inc. (a)(b)	7,000	1,331,820
Las Vegas Sands Corp.	52,700	2,035,801
Lowe's Cos., Inc. (a)	4,300	1,002,889
Ross Stores, Inc. (a)	5,000	638,950
		5,009,460

Consumer Staples - 7.9%
Archer-Daniels-Midland Co. (a)	11,400	547,314
Constellation Brands, Inc. - Class A (a)	8,300	1,523,216
Dollar Tree, Inc. (a)(b)	8,500	638,095
PepsiCo, Inc. (a)	7,200	1,079,568
		3,788,193

Energy - 4.7%
ConocoPhillips (a)	8,000	840,160
Matador Resources Co. (a)	19,000	970,710
Transocean Ltd. (b)	135,000	427,950
		2,238,820

Financials - 12.7%
Blackrock, Inc. (a)	1,100	1,041,128
Charles Schwab Corp. (a)	12,000	939,360
CME Group, Inc. (a)	3,700	981,573
Morgan Stanley (a)	8,500	991,695
PayPal Holdings, Inc. (a)(b)	24,000	1,566,000
Visa, Inc. - Class A (a)	1,500	525,690
		6,045,446

Health Care - 11.1%
Agilent Technologies, Inc.	11,700	1,368,666
Danaher Corp. (a)	4,200	861,000
Johnson & Johnson (a)	6,500	1,077,960
Medtronic PLC (a)	22,000	1,976,920
		5,284,546

Industrials - 9.5%
Amphenol Corp. (a)	15,200	996,968
Honeywell International, Inc. (a)	6,300	1,334,025
Union Pacific Corp. (a)	4,400	1,039,456
United Parcel Service, Inc. - Class B (a)	10,700	1,176,893
		4,547,342

Materials - 1.5%
Cameco Corp. (a)	17,000	699,720

Technology - 23.9%
Accenture PLC - Class A (a)	5,300	1,653,812
Adobe, Inc. (a)(b)	4,400	1,687,532
Advanced Micro Devices, Inc. (a)(b)	11,800	1,212,332
ASML Holding NV (a)	2,000	1,325,260
Hewlett Packard Enterprise Co. (a)	50,000	771,500
Microchip Technology, Inc. (a)	22,200	1,074,702
Microsoft Corp. (a)	4,100	1,539,099
MKS Instruments, Inc. (a)	8,500	681,275
Texas Instruments, Inc. (a)	8,000	1,437,600
		11,383,112

Utilities - 2.8%
AES Corp. (a)	107,000	1,328,940
TOTAL COMMON STOCKS (Cost $51,977,787)		43,631,621

REAL ESTATE INVESTMENT TRUSTS - 2.6%	Shares	Value
Real Estate - 2.6%
American Tower Corp. (a)	5,800	1,262,080
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,348,550)		1,262,080

TOTAL INVESTMENTS - 94.1% (Cost $53,326,337)		44,893,701
Money Market Deposit Account - 7.7% (c)		3,660,420
Liabilities in Excess of Other Assets - (1.8)%		(869,840)
TOTAL NET ASSETS - 100.0%		$47,684,281
two		–%
Percentages are stated as a percent of net assets.		–%

PLC - Public Limited Company

(a)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(b)	Non-income producing security.
(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2025 was 4.20%.

Madison Covered Call ETF
Schedule of Written Options
March 31, 2025 (Unaudited)

WRITTEN OPTIONS - (1.9)%(a)(b)	Notional Amount	Contracts	Value
Call Options - (1.9)%
Accenture PLC, Expiration: 06/20/2025; Exercise Price: $330.00	$(1,653,812)	(53)	$(48,760)
Adobe, Inc., Expiration: 06/20/2025; Exercise Price: $450.00	(1,687,532)	(44)	(24,310)
Advanced Micro Devices, Inc., Expiration: 05/16/2025; Exercise Price: $120.00	(1,212,332)	(118)	(22,361)
AES Corp., Expiration: 06/20/2025; Exercise Price: $14.00	(664,470)	(535)	(18,725)
Alphabet, Inc., Expiration: 05/16/2025; Exercise Price: $175.00	(906,134)	(58)	(11,745)
Amazon.com, Inc., Expiration: 05/16/2025; Exercise Price: $215.00	(1,331,820)	(70)	(15,715)
American Tower Corp., Expiration: 04/17/2025; Exercise Price: $200.00	(1,262,080)	(58)	(109,040)
Amphenol Corp., Expiration: 05/16/2025; Exercise Price: $70.00	(996,968)	(152)	(26,600)
Archer-Daniels-Midland Co., Expiration: 06/20/2025; Exercise Price: $52.50	(547,314)	(114)	(9,690)
ASML Holding NV, Expiration: 05/16/2025; Exercise Price: $760.00	(1,325,260)	(20)	(19,000)
Blackrock, Inc., Expiration: 05/16/2025; Exercise Price: $950.00	(1,041,128)	(11)	(43,615)
Cameco Corp., Expiration: 06/20/2025; Exercise Price: $50.00	(699,720)	(170)	(17,255)
Charles Schwab Corp., Expiration: 05/16/2025; Exercise Price: $85.00	(939,360)	(120)	(14,280)
CME Group, Inc., Expiration: 05/16/2025; Exercise Price: $270.00	(981,573)	(37)	(22,940)
Comcast Corp., Expiration: 06/20/2025; Exercise Price: $40.00	(1,653,120)	(448)	(28,224)
ConocoPhillips, Expiration: 04/17/2025; Exercise Price: $105.00	(840,160)	(80)	(19,480)
Constellation Brands, Inc., Expiration: 06/20/2025; Exercise Price: $200.00	(1,523,216)	(83)	(46,480)
Danaher Corp., Expiration: 06/20/2025; Exercise Price: $230.00	(861,000)	(42)	(11,445)
Dollar Tree, Inc., Expiration: 05/16/2025; Exercise Price: $80.00	(638,095)	(85)	(21,463)
Hewlett Packard Enterprise Co., Expiration: 06/20/2025; Exercise Price: $19.00	(771,500)	(500)	(14,250)
Honeywell International, Inc., Expiration: 05/16/2025; Exercise Price: $220.00	(1,334,025)	(63)	(26,460)
Johnson & Johnson, Expiration: 04/17/2025; Exercise Price: $155.00	(1,077,960)	(65)	(74,263)
Lowe's Cos., Inc., Expiration: 06/20/2025; Exercise Price: $250.00	(1,002,889)	(43)	(23,005)
Matador Resources Co., Expiration: 06/20/2025; Exercise Price: $60.00	(970,710)	(190)	(16,625)
Medtronic PLC, Expiration: 06/20/2025; Exercise Price: $95.00	(1,976,920)	(220)	(37,840)
Microchip Technology, Inc., Expiration: 05/16/2025; Exercise Price: $70.00	(1,074,702)	(222)	(2,775)
Microsoft Corp., Expiration: 05/16/2025; Exercise Price: $410.00	(1,539,099)	(41)	(14,657)
MKS Instruments, Inc., Expiration: 05/16/2025; Exercise Price: $100.00	(681,275)	(85)	(8,287)
Morgan Stanley, Expiration: 05/16/2025; Exercise Price: $120.00	(991,695)	(85)	(34,637)
PayPal Holdings, Inc., Expiration: 05/16/2025; Exercise Price: $75.00	(1,566,000)	(240)	(23,640)
PepsiCo, Inc., Expiration: 06/20/2025; Exercise Price: $155.00	(1,079,568)	(72)	(22,176)
Ross Stores, Inc., Expiration: 05/16/2025; Exercise Price: $160.00	(638,950)	(50)	(375)
Texas Instruments, Inc., Expiration: 05/16/2025; Exercise Price: $200.00	(1,437,600)	(80)	(15,400)
T-Mobile US, Inc., Expiration: 05/16/2025; Exercise Price: $270.00	(746,788)	(28)	(28,350)
Union Pacific Corp., Expiration: 05/16/2025; Exercise Price: $245.00	(1,039,456)	(44)	(20,460)
United Parcel Service, Inc., Expiration: 04/17/2025; Exercise Price: $140.00	(1,176,893)	(107)	(268)
Visa, Inc., Expiration: 06/20/2025; Exercise Price: $360.00	(525,690)	(15)	(17,813)
Total Call Options			(912,409)
TOTAL WRITTEN OPTIONS (Premiums received $1,020,432)			$(912,409)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.
(b)	Exchange-traded.

Notes to Portfolio of Investments (Unaudited)

1. Portfolio Valuation: Madison ETF Trust, a Delaware business trust (the "Trust" and each series of the Trust referred to individually as a "fund" and collectively, the "funds") values securities and other investments as follows: Equity securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and ETFs listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the last quoted sale price or official closing price on that exchange provided that, for securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measurements based on valuation technology commonly employed in the market for such investments.

Municipal debt securities are traded via a network of dealers and brokers that connect buyers and sellers. They are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. There may be little trading in the secondary market for particular bonds and other debt securities, making them more difficult to value or sell. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value (“NAV”) which is calculated as of the close of regular trading on the New York Stock Exchange (the “NYSE”), usually 4:00 p.m. Eastern Standard Time on each day on which the NYSE is open for business. NAV per share is determined by dividing each Fund’s total net assets by the number of shares of such Fund outstanding at the time of calculation. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities.

Short-term instruments having maturities of 60 days or less are valued on an amortized cost basis, which approximates fair value.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange-traded options are valued at the mean of the best bid and ask prices across all option exchanges. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors, if any, are valued at the average of the closing bids obtained daily from at least one dealer.

Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE.

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Advisor’s opinion, do not reflect the current fair value, are appraised at their fair values as determined in good faith by the Pricing Committee (the “Committee”) and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the Funds to calculate NAV may differ from market quotations or NOCP.

2. Fair Value Measurements: Each Fund has adopted the Financial Accounting Standards Board guidance on fair value measurements. Fair value is defined as the price that each Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs used in the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

Madison Covered Call ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical investments that the Fund has the ability to access.

Level 2 - Other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads, and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance, and other reference data, etc).

Level 3 - Significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

Description	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$43,631,621	$–	$–	$43,631,621
Real Estate Investment Trusts	1,262,080	–	–	1,262,080
Total Investments in Securities	$44,893,701	$–	$–	$44,893,701

Liabilities:
Written Options	$–	$(912,409)	$–	$(912,409)
Total Investments in Securities	$–	$(912,409)	$–	$(912,409)

See Schedule of Investments for underlying holdings.